© MediciNova, Inc. 2010 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2010
Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes,"
"expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,” "would," or similar expressions.
Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; MediciNova’s ability to realize the anticipated strategic and financial benefits from its acquisition of Avigen, Inc., to integrate the two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2009 and its subsequent periodic reports on Forms 10-Q, 10-K and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date September 1, 2010. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

© MediciNova, Inc. 2010 3
MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA
•
Additional office in Tokyo, Japan
•
Dual-listing on NasdaqGM
as MNOV
and Osaka Securities Exchange as 4875
•
$71.7 million Market Cap (NasdaqGM) as of 8/2/2010
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 billion+ combined market opportunity worldwide*
•
MN-166: oral multiple sclerosis, neuropathic pain, drug addiction candidate
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: Internal MediciNova projections

© MediciNova, Inc. 2010 4
Definition:
•
Long-lasting and severe episodes that are not
responsive to initial bronchodilator or corticosteroid
therapies
Market Opportunity*:
•
~500,000 annual hospitalizations in the US for asthma
•
Average length of stay for asthma hospitalization
is 3.2 days
•
Average cost for asthma hospitalization is $6,477
•
~726,000 annual hospitalizations in the US for COPD
•
~119,000 deaths due to COPD
Current Standard of Care (SOC):
•
Inhaled Beta agonists, inhaled anticholinergics, and IV
or oral corticosteroids
MN-221 for Exacerbations of
MN-221 for Exacerbations of
Acute Asthma and COPD
Acute Asthma and COPD
COPD
Discharged
Hospitalized
72%
28%
~1.9 million
Asthma
52%
48%
~1.5 million
Hospitalization Rates Amongst
Asthma and COPD Patients*
*Source: National Center for Health Statistics / CDC, WHO website, “Core Health indicators”, 2006 National
Hospital Discharge Survey, IMS Health’s Disease and Condition Benchmarks – PharMetrics Integrated
Database, 1/2007 – 12/2008

© MediciNova, Inc. 2010
5
Acute Asthma Treatment Flow in
Acute Asthma Treatment Flow in
Emergency Departments in the U.S.
Emergency Departments in the U.S.
1,900,000
1,900,000
Positive
Response
~51%
Continue therapy until
patient is discharged
Non- Responders
~49%
Continue therapy
for several hours
Patient improves
and is discharged
Patient is
hospitalized
No Response
965,000
935,000
935,000
410,000
525,000
525,000
Source:  Weber, Silverman et al,
American Journal of Medicine, 2002,
Volume 113; pp 371
Annual number of
patients with acute
exacerbations of asthma
Patients receive
standard of care in
Emergency Department
*Patients who could
potentially benefit from
addition of MN-221

© MediciNova, Inc. 2010
MN-221: A novel, highly selective
2
- adrenergic receptor agonist
Three potential advantages over current therapy:
1. Improved Efficacy
•
Route of Administration (IV v. Inhalation)
2. Improved Safety
•
Higher selectivity for
2
receptor than
1
• 42.4 fold
2
selectivity (IC
50
-
1
/ IC
50
-
2
)
•
Partial agonist for
1
receptor
3. Reduced Health Care Expenses
6
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Exacerbations of Acute Asthma & COPD
Exacerbations of Acute Asthma & COPD

© MediciNova, Inc. 2010
MN-221 Clinical Trials
MN-221 Clinical Trials
7
Completed
Completed
Ongoing
Ongoing
Study
Study
CL-004 CL-005 CL-006 CL-010 CL-007
Indication
Indication
Mild-to-moderate
Asthmatics
Moderate-to-
Severe
Asthmatics
Acute
Exacerbations
of Asthma
Moderate-to-
Severe
COPD patients
Acute
Exacerbations
of Asthma
FEV
FEV
1 1
(Entry Criteria)
(Entry Criteria)
FEV
1
60%
75% FEV
1
40%
FEV
1
55%
80% FEV
1
30%
FEV
1
50%
Number of
Number of
Patients
Patients
23 17 29 48 200
Number of
Number of
Sites
Sites
4 4 8 6 ~35
Doses Tested
Doses Tested
Compared to
Compared to
Placebo
Placebo
5.25, 15, 52.5,
150, 240, 450,
900 µg
over 15 min
1080 µg over
2-hr;
1,125 µg over
1-hr
240, 450 µg
over 15 min;
1080 µg over
2-hr
300, 600, 1200
µg over  1-hr
1200 µg over
1-hr
Note: CL-004, CL-005, CL-010 located in clinical sites.  CL-006, CL-007 located in emergency departments.

Mean FEV_1 Change from Baseline (Hour 5)
MN-221 + SOC v. Placebo + SOC
16%
14%
12%
10%
8%
6%
4%
2%
0%
Δ in % Predicted FEV_1
8.73%
14.00%
Placebo + SOC
MN-221 + SOC

Hospitalization Rate
50%
40%
30%
20%
10%
0%
Percent of Patients Hospitalized
46%
25%
Placebo + SOC
MN-221 + SOC

MEDICINOVA

© MediciNova, Inc. 2010
MN-221-CL-006
MN-221-CL-006
Mean Change in FEV
Mean Change in FEV
1 1
and
and
Differences in Hospitalization Rate
Differences in Hospitalization Rate
8
Mean change in FEV
1
from baseline was 5.27%
higher in the MN-221 dose groups versus the
placebo group
MN-221 reduced the hospitalization rate by 45%

© MediciNova, Inc. 2010
•
Randomized, placebo-controlled, double-blind, multi-center Phase II clinical trial
•
Up to 200 patients with severe, acute exacerbations of asthma (FEV
1
50%
predicted) at multiple Emergency Department sites in the United States
•
Dose Groups (up to100 patients/group):
• 1,200 µg MN-221 over 1 hour (600 µg in 15 minutes; 600 µg in 45 minutes)
• Placebo
•
Patients will receive Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 3 hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in FEV
1
(% predicted) when comparing MN-221 + SOC to
Placebo + SOC at a two sided -level of 0.05.
•
Anticipated completion 1Q, 2011*
MN-221-CL-007:
MN-221-CL-007:
Study Design
Study Design
9
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion date based on current projections

© MediciNova, Inc. 2010 10
MN-166
•
Oral administration
•
Safe and well-tolerated (approved in Japan/Korea with over 3.2 million patient exposures)
•
Mechanism(s) of Action primarily non-selective PDE inhibition, Attenuation of Glial Cell
Activation and Inhibition of Microphage Migration Inhibitor Factor (MIF)
Clinical Safety & Preliminary Efficacy
•
Completed Phase 2 Multiple Sclerosis Proof-of-Concept  study (30 and 60 mg/d, predominately RRMS pts.)
•
Completed Phase 1b/2a trial in Diabetic Neuropathic Pain
•
Ongoing Phase 1b/2a clinical trial in Opioid Withdrawal; completion expected 2H, 2010
•
Additional Supporting Data
•
3 completed Phase 1 clinical trials
•
Dosing up to 100 mg single dose & 100 mg daily (50 mg BID)
•
~400 subjects treated with MN-166 to date (safe & well-tolerated)
•
Open U.S. IND’s – Analgesia division – Neuropathic pain; Opioid Withdrawal
MN-166 (Ibudilast) for the Treatment of
MN-166 (Ibudilast) for the Treatment of
MS, Neuropathic Pain, & Drug Addiction
MS, Neuropathic Pain, & Drug Addiction

© MediciNova, Inc. 2010 11
Study Design:
•
Study Objective: Assess MN-166 safety/tolerability/PK and preliminary efficacy for opiate withdrawal in heroin-dependent subjects
•
Ongoing clinical trial run jointly by the New York State Psychiatric Institute and Columbia
University in NYC (Investigator IND study; MediciNova is not the sponsor)
•
Trial to enroll ~30 patients (10 completers/cohort)
•
Anticipated completion in 2H, 2010*
MN-166 for Opioid
MN-166 for Opioid
Withdrawal:
Withdrawal:
Phase Ib/IIa
Phase Ib/IIa
Ongoing Clinical Trial
Ongoing Clinical Trial
Trial Design/Endpoints
Week 1 2 3
Treatment
Morphine (30 mg QID)
and Placebo BID
Morphine (30 mg QID)
and Placebo BID
or 20 mg BID of Ibudilast
or 40 mg BID of Ibudilast
Placebo BID
or 20 mg BID of Ibudilast
or 40 mg BID of Ibudilast
Endpoints
Safety, Tolerability, PK Safety, Tolerability, PK Withdrawal scores,
Safety, Tolerability, PK
Note: QID refers to taking the medication four times per day; BID refers to taking the medication twice a day
*Anticipated completion date based on current projections

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (MS and other CNS Disorders)	Kyorin			
MN-221 (Exacerbations of Acute Asthma/COPD)	KISSEI			
Non-Core Candidates	**Preclinical**	**Phase I**	**Phase II**	**Phase III**
MN-001 (Bronchial Asthma)	Kyorin			
MN-305 (Anxiety Disorders)	Mitsubishi Tanabe Pharma			
MN-001 (Interstitial Cystitis)	Kyorin			
MN-029 (Solid Tumors)	ANGIOGENE			
MN-221 (Preterm Labor)	KISSEI			
MN-246 (Urinary Incontinence)	Mitsubishi Tanabe Pharma			
MN-447/462 (Thrombosis)	Meiji			

MEDICINOVA

© MediciNova, Inc. 2010 12 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio COPD COPD Asthma Asthma MS MS Pain/Addiction Pain/Addiction

© MediciNova, Inc. 2010 13
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
34 Professor at USC, formerly Professor at  University
of Pittsburgh; Advisor to JAFCO, Tanabe
Shintaro Asako, CPA Shintaro Asako, CPA
Chief Financial Officer
12 KPMG USA (Audit), Arthur Andersen USA
Kirk Johnson, Ph.D. Kirk Johnson, Ph.D.
Chief Scientific Officer
20 Avigen, Genesoft Pharmaceuticals, Chiron
Corporation
Michael Coffee Michael Coffee
Chief Business Officer
25 Chief Business Officer, Avigen, President of Elan
Pharmaceuticals, North America
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese
Office
18 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank
Management Team with
Management Team with
Global Experience
Global Experience

© MediciNova, Inc. 2010 14
Upcoming Near-Term Business Milestones:
1. Secure a global partnership for MN-166
2. Secure a strategic partnership for MN-221
Upcoming Clinical Milestones:
1. MN-221-CL-007 Phase II Study for Acute Exacerbations of Asthma
•
Anticipated completion 1Q, 2011*
2. MN-166 Study for Opioid Withdrawal
•
Anticipated completion in 2H, 2010*
Completed Milestones:
1. Completed Avigen merger December 18, 2009
2. Announced Positive MN-221-CL-010 Phase Ib Study Results in
Moderate-to-Severe COPD Patients on March 17, 2010
3. Secured $15M Venture Debt from Oxford Finance Corp. on May 10, 2010
Investment Highlights
Investment Highlights
*Anticipated completion dates based on current projections